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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT TO 1934


                                 March 17, 2003
                        (Date of earliest event reported)



                              TB WOOD'S CORPORATION
             (Exact name of registrant as specified in its charter)



           DELAWARE                      1-14182                25-1771145
   (State of incorporation)             Commission           (I.R.S. Employer
                                        File Number         Identification No.)

                    440 NORTH FIFTH AVENUE, CHAMBERSBURG, PA       17201
                     (Address of principal executive office)     (Zip Code)


                                  717-264-7161
              (Registrant's telephone number, including area code)

                                    No Change
              (Former name, former address and former fiscal year,
                          if changed since last report)






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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
  (a)  Not applicable
  (b)  Not applicable
  (c)  Exhibits

       Exhibit 99.1 Certification of Principal Executive Officer relating to
                    Form 10-K for the year ending December 27, 2002

       Exhibit 99.2 Certification of Principal Financial Officer relating to
                    Form 10-K for the year ending December 27, 2002

Item 9. Regulation FD Disclosure

Attached as exhibits 99.1 and 99.2 and hereby incorporated into this Item 9 are the certifications of the Company's Principal Executive Officer and Principal Financial Officer required pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Limitation of Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. This report will not be deemed an admission to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TB WOOD'S CORPORATION


By /s/ Thomas F. Tatarczuch
-------------------------------------------
Vice President-Finance
(Principal Financial and Accounting Officer)

Date: March 17, 2002











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                                  EXHIBIT INDEX

Exhibit No.                                   Description
-----------                                   -----------

   99.1 Certification of Principal Executive Officer relating to Form 10-K for the year ended December 27, 2002.

   99.2 Certification of Principal Financial Officer relating to Form 10-K for the year ended December 27, 2002.